UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 29, 2008

Good Times Restaurants Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Corporate Circle, Golden, Colorado 80401

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On January 24, 2007, The Board of Directors of Good Times Restaurants Inc. ("the Company") approved an employment agreement ("Agreement") with Boyd E. Hoback, the Company's President and Chief Executive Officer effective October 1, 2007.  A copy of the Agreement is attached to this report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this report.  This Agreement supersedes Mr. Hoback's previous employment agreement with the Company dated October 3, 2001, previously filed as exhibit 10.16 on the Company's 10-KSB dated December 16, 2002.

Item 9.01 Financial Statements and Exhibits
The following Exhibit is furnished as part of this report:

Exhibit No.

Description

10.1

Employment Agreement dated as of October 1, 2007 between Good Times Restaurants Inc. and Boyd E. Hoback.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS IN C.

Date: January 30, 2007	By: /s/ Boyd E. Hoback
Boyd E. Hoback
President and Chief Executive Officer
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